UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)  July 11, 2008
Finlay Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25716	13-3492802

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

529 Fifth Avenue, New York, New York		10017

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code   (212) 808-2800
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On July 11, 2008, Finlay Enterprises, Inc. (the “Company”) issued a press release announcing that the Company’s common stock began quotation on the OTC Bulletin Board (“OTCBB”) at the open of the market on July 11, 2008. The Company’s trading symbol remains FNLY.
     A copy of the Company’s press release announcing quotation of its common stock on the OTCBB is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Finlay Enterprises, Inc. press release dated July 11, 2008
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINLAY ENTERPRISES, INC.
Date: July 15, 2008	By:	/s/ Bruce E. Zurlnick
Bruce E. Zurlnick
Senior Vice President, Treasurer and Chief Financial Officer

Exhibit Index
Exhibit

Exhibit 99.1	Finlay Enterprises, Inc. press release dated July 11, 2008